UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 24, 2006
(Date of Earliest Event Reported)

ALLIANCE IMAGING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	33-0239910
(State or Other Jurisdiction	1-16609	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

1900 S. State College Blvd., Suite 600
Anaheim, California 92806
(Address of Principal Executive Offices)

(714) 688-7100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:  Entry into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of Alliance Imaging, Inc. (the “Company”), held on May 24, 2006, the stockholders ratified and approved the 1999 Equity Plan For Employees of Alliance Imaging, Inc. and Subsidiaries, as amended and restated (the “Equity Plan”), which was previously approved by the Board of Directors of the Company on April 7, 2006. A copy of the Equity Plan is attached as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2006 (the “Proxy Statement”). The Equity Plan, as amended and restated, (i) permits the award of restricted stock, restricted stock units, stock bonus and performance-based awards, (ii) provides for a new ten-year term extending through May 2016, and (iii) provides that no participant will be granted, in any calendar year, awards to purchase more than 2,000,000 shares of common stock.

For a description of the material features of the Equity Plan, please refer to the description contained on pages 8 through 14 of the Proxy Statement, which are incorporated by reference herein as Exhibit 10.1. A copy of the Equity Plan is attached as Appendix A of the Proxy Statement, which is incorporated by reference herein as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1

Description of the material features of 1999 Equity Plan For Employees of Alliance Imaging, Inc. and Subsidiaries (included on pages 8 through 14 of the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on April 26, 2006 and incorporated by reference herein).

10.2

1999 Equity Plan For Employees of Alliance Imaging, Inc. and Subsidiaries (included as Appendix A to the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on April 26, 2006 and incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2006	ALLIANCE IMAGING, INC.

	By:	/s/ Christopher J. Joyce
		Name:	Christopher J. Joyce
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1

Description of the material features of 1999 Equity Plan For Employees of Alliance Imaging, Inc. and Subsidiaries (included on pages 8 through 14 of the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on April 26, 2006 and incorporated by reference herein).

10.2

1999 Equity Plan For Employees of Alliance Imaging, Inc. and Subsidiaries, incorporated by reference to Appendix A of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2006.